UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2015

MICHAEL KORS HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-35368 (Commission File Number)	Not applicable (IRS Employer Identification No.)

33 Kingsway
London, United Kingdom
WC2B 6UF
 (Address of principal executive offices)

44 207 632 8600
  (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) of Michael Kors Holdings Limited (the “Company”) held on July 30, 2015, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the Michael Kors Holdings Limited Amended and Restated Omnibus Incentive Plan (the “Amended Incentive Plan”), which was previously adopted by the Board of Directors, subject to approval by the Company’s shareholders. The Amended Incentive Plan (i) provides for a reduced new share reserve of 9,000,000 shares on the effective date of the Amended Incentive Plan, less one share for every one share granted after the Company’s fiscal year end (i.e., after March 28, 2015); (ii) imposes a minimum one year vesting period on appreciation awards, except that up to five percent of the available shares authorized for issuance under the Amended Incentive Plan may provide for vesting of options and share appreciation rights in less than one year; (iii) prohibits “liberal share recycling” of all awards; (iv) imposes a cap on annual award grants to directors; (v) updates the criteria applicable to performance awards and the individual participant award limits for purposes of Section 162(m); (vi) extends the expiration date to the tenth anniversary date of the effective date of the Amended Incentive Plan, or July 30, 2025, from the current expiration date of December 1, 2021; and (vii) removes legacy provisions that were only applicable to awards granted at the time of the Company’s initial public offering.

A more detailed summary of the Amended Incentive Plan can be found in the Company’s Proxy Statement for the 2015 Annual Meeting filed with the U.S. Securities and Exchange Commission on June 16, 2015 (the “Proxy Statement”). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Amended Incentive Plan and are qualified by reference to the text of the Amended Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 30, 2015, the Company held its 2015 Annual Meeting.  Shareholders were asked to vote with respect to the four proposals listed below.  A total of 148,096,680 votes were cast (representing 74.45% of the total shares outstanding on the record date) as follows:

Proposal No. 1 (Election of Directors) – Each of the three Class I directors nominated for election at the 2015 Annual Meeting was elected to serve until the Company’s annual meeting of shareholders in 2018 and until the election and qualification of their respective successors in office by the number of votes set forth below:

NAME	NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
M. William Benedetto	129,308,278	102,887,488	25,845,450	575,340	18,788,402
Stephen Reitman	129,308,278	103,144,262	25,588,604	575,412	18,788,402
Jean Tomlin	129,308,278	114,621,144	14,112,720	574,414	18,788,402

Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) – The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 2, 2016 was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
148,096,680	131,974,853	13,293,698	2,828,129	0

Proposal No. 3 (Say on Pay) – The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
129,308,278	101,910,308	24,180,265	3,217,705	18,788,402

Proposal No. 4 (Amended Incentive Plan) – The Amended Incentive Plan was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
129,308,278	120,872,872	5,123,592	3,311,814	18,788,402

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.

10.1	Michael Kors Holdings Limited Amended and Restated Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on June 16, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED

Date: August 5, 2015	By:	/s/ Joseph B. Parsons
		Name:	Joseph B. Parsons
		Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer & Treasurer